UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

APRIL 30, 2015

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 79.5%
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 0.5%
ZF North America Capital Inc., Senior Notes	4.000%	4/29/20	5,000,000	$5,056,250	(a)

Automobiles - 0.6%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	3,350,000	3,380,150	(a)
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	2,610,000	2,776,074

Total Automobiles				6,156,224

Diversified Consumer Services - 0.1%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	1,240,000	1,311,300

Hotels, Restaurants & Leisure - 3.5%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,680,398	1,547,479	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,100,000	2,189,250	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,560,000	1,604,850
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	959,000	956,602	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,825,000	2,669,625	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,950,000	2,071,875	(a)
International Game Technology PLC, Senior Secured Notes	5.625%	2/15/20	4,610,000	4,569,086	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	3,590,000	3,751,550	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,781,000	4,064,575	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,470,000	1,403,850	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	420,000	451,500
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	810,000	868,725	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000	1,404,250
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	4,890,000	5,061,150	(a)
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	5,000,000	5,075,000	(a)

Total Hotels, Restaurants & Leisure				37,689,367

Household Durables - 2.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	4,570,000	4,867,050	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,680,000	1,734,432	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	3,520,000	3,625,600	(a)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	2,930,000	2,981,275
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,850,000	3,106,500
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,590,000	1,665,525
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	5,150,000	4,944,000	(a)

Total Household Durables				22,924,382

Media - 4.4%
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	439,950
CSC Holdings LLC, Senior Debentures	7.875%	2/15/18	2,637,000	2,986,403
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,610,000	3,029,166
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,000,000	1,131,250
DISH DBS Corp., Senior Notes	5.125%	5/1/20	4,000,000	4,055,000
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	3,250,000	3,339,375	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	4,450,000	3,910,437
MDC Partners Inc., Senior Notes	6.750%	4/1/20	3,080,000	3,137,750	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,600,000	1,600,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	7,943,729	7,904,010	(a)(b)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,200,000	1,230,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
Numericable-SFR, Senior Secured Notes	4.875%	5/15/19	4,420,000	$4,475,250	(a)
Postmedia Network Inc., Secured Notes	12.500%	7/15/18	6,640,000	6,912,240
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,400,000	2,538,000	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	600,000	611,250	(a)

Total Media				47,300,831

Multiline Retail - 0.3%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,990,000	3,229,200	(a)(b)

Specialty Retail - 1.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	870,000	934,163
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	838,350
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,080,000	2,174,278	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	621,750	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	8,380,000	6,620,200	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,815,000	2,857,225	(a)(b)

Total Specialty Retail				14,045,966

Textiles, Apparel & Luxury Goods - 0.9%
American Achievement Corp., Secured Notes	10.875%	4/15/16	6,000,000	5,970,000	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,790,000	1,628,900	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	1,473,000	1,535,603

Total Textiles, Apparel & Luxury Goods				9,134,503

TOTAL CONSUMER DISCRETIONARY				146,848,023

CONSUMER STAPLES - 4.0%
Beverages - 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,760,000	2,704,800	(a)
Constellation Brands Inc., Senior Notes	3.875%	11/15/19	4,670,000	4,845,125
DS Services of America Inc., Secured Notes	10.000%	9/1/21	3,760,000	4,436,800	(a)

Total Beverages				11,986,725

Food & Staples - 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,830,000	2,989,188	(a)

Food & Staples Retailing - 0.8%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,730,000	3,734,662	(a)
Family Tree Escrow LLC, Senior Notes	5.250%	3/1/20	2,670,000	2,810,175	(a)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	2,000,000	2,110,000	(a)

Total Food & Staples Retailing				8,654,837

Food Products - 1.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	6,110,000	6,262,750	(a)
H.J. Heinz Finance Co., Senior Notes	7.125%	8/1/39	1,370,000	1,844,362	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	3,480,000	3,575,700	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	4,690,000	4,572,750	(a)

Total Food Products				16,255,562

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,211,000	2,809,625

TOTAL CONSUMER STAPLES				42,695,937

ENERGY - 16.1%
Energy Equipment & Services - 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	2,830,000	2,780,475
CGG, Senior Notes	6.500%	6/1/21	2,300,000	1,874,500
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	1,240,000	1,215,200
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	3,955,000	3,164,000	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	6,330,000	2,152,200	(a)(d)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	310,000	95,325	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - (continued)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,770,000	$535,425	(a)(d)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,000,000	862,500	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	763,800
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,440,000	2,074,000
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,839,200
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	3,460,000	2,577,700	(a)

Total Energy Equipment & Services				19,934,325

Oil, Gas & Consumable Fuels - 14.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	569,980
Arch Coal Inc., Senior Notes	7.000%	6/15/19	920,000	207,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	220,000	56,100
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	710,600
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	8.625%	10/15/20	1,890,000	1,606,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	7.875%	4/15/22	800,000	660,000
California Resources Corp., Senior Notes	5.000%	1/15/20	6,450,000	6,127,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	5,240,000	5,240,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	2,810,000	2,971,013
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,022,175
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	5,080,000	2,469,388
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	4,950,000	2,499,750
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	2,080,000	2,142,400
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,840,000	1,909,000
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	867,734
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	1,900,000	2,042,500
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	3,040,000	2,166,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	17,710,000	16,824,500	(a)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	1,120,000	1,187,200
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	2,580,000	2,691,262	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	7,893,000	6,203,898
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	7,660,000	6,721,650
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	8,090,000	6,876,500
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	3,000,000	2,746,860
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	360,000	288,000	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	1,980,000	1,997,820	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	7,540,000	6,899,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	795,470
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,201,688
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	476,400	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,420,000	3,386,484	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	567,500	(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	5,400,000	5,521,500	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	2,450,000	2,407,125
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	3,870,000	3,037,950
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	680,000	671,500

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000		$867,150
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,500,000		1,538,250
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	4,740,000		4,408,200	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	3,120,000		3,276,000	(a)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	1,950,000		2,147,437
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,740,000		2,863,300	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,580,000		1,607,650
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,980,000		262,350	(e)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	2,330,000		2,615,425
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,870,000		614,838
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	6,780,000		7,102,050
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	7,039,000		6,141,527	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000		1,462,800
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	5,050,000		5,365,625	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	7,833,000		7,402,185	(a)

Total Oil, Gas & Consumable Fuels					151,444,834

TOTAL ENERGY					171,379,159

FINANCIALS - 6.2%
Banks - 2.1%
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,000,000		1,020,000
CIT Group Inc., Senior Notes	5.500%	2/15/19	4,555,000		4,777,056	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	4,680,000		4,794,075
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,860,000		1,852,443	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,260,000		2,339,100	(f)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		698,407
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	7,270,000	AUD	6,661,418	(f)(h)

Total Banks					22,142,499

Consumer Finance - 1.1%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,430,000		1,800,013
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	1,750,000		1,981,875
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	920,000		956,800
Navient Corp., Senior Notes	5.000%	10/26/20	1,000,000		977,500
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000		2,992,500
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,500,000		1,674,360
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000		1,778,400	(a)

Total Consumer Finance					12,161,448

Diversified Financial Services - 0.6%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,480,000		2,610,200	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.090%	12/21/65	2,450,000		2,315,250	(a)(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		272,832
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,002,100
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000		205,000
James Hardie International Finance Ltd., Senior Notes	5.875%	2/15/23	200,000		209,500	(a)

Total Diversified Financial Services					6,614,882

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000		3,692,500	(a)

Real Estate Investment Trusts (REITs) - 0.4%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	4,422,000		4,576,770

Real Estate Management & Development - 1.6%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,620,000		1,458,000

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Management & Development - (continued)
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	5,960,000	$5,989,800
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	3,740,000	3,847,525	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	5,150,000	5,459,000	(a)

Total Real Estate Management & Development				16,754,325

TOTAL FINANCIALS				65,942,424

HEALTH CARE - 8.9%
Health Care Equipment & Supplies - 2.4%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,285,000	1,297,047	(a)(b)
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	7,314,000	7,655,564
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	5,010,000	5,160,300
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,680,000	1,709,400	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	9,878,000	9,742,177

Total Health Care Equipment & Supplies				25,564,488

Health Care Providers & Services - 4.1%
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.625%	7/31/19	2,500,000	2,743,750	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,823,000	3,098,242	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,450,000	1,656,625
HCA Inc., Senior Secured Notes	4.750%	5/1/23	730,000	768,325
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	9,469,000	9,847,760
Kindred Healthcare Inc., Senior Secured Notes	8.000%	1/15/20	5,150,000	5,581,570	(a)
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	8,989,000	9,538,453	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	4,965,000	5,207,044
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,470,000	4,827,275

Total Health Care Providers & Services				43,269,044

Pharmaceuticals - 2.4%
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	250,000	264,688	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	5,580,000	5,872,950	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	7,850,000	7,948,125	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	8,680,000	8,924,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	2,080,000	2,111,200	(a)

Total Pharmaceuticals				25,121,088

TOTAL HEALTH CARE				93,954,620

INDUSTRIALS - 13.3%
Aerospace & Defense - 1.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,240,000	3,879,600	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	3,270,000	3,482,550
Erickson Inc., Secured Notes	8.250%	5/1/20	3,243,000	2,634,937
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,280,000	1,300,800	(a)

Total Aerospace & Defense				11,297,887

Air Freight & Logistics - 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	4,200,000	4,478,250	(a)

Airlines - 1.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	5,945,000	6,342,721	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	146,722	162,861
American Airlines, Pass Through Trust, Secured Bonds	6.125%	7/15/18	3,500,000	3,692,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - (continued)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	558,147	$606,985	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,169,975	2,275,653	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	403,864	471,512
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	226,495	240,651
United Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	133,627	137,382
United Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	199,801	204,546
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	46,744	51,418
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	374,728	400,023
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	71,297	76,730
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,033,423	1,126,431

Total Airlines				15,789,413

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,870,000	2,726,500	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	3,450,000	3,497,438

Total Building Products				6,223,938

Commercial Services & Supplies - 2.0%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,167,000	2,167,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,740,000	4,716,300
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,250,000	1,259,375	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,690,000	2,777,425
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	5,260,000	5,348,368
West Corp., Senior Notes	5.375%	7/15/22	4,630,000	4,473,737	(a)

Total Commercial Services & Supplies				20,742,205

Construction & Engineering - 1.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	4,420,000	3,712,800	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,300,000	4,876,000	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	3,540,000	3,469,200	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	5,020,000	4,091,300	(a)

Total Construction & Engineering				16,149,300

Electrical Equipment - 0.8%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	5,500,000	5,245,625	(a)(b)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,428,225	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,300,000	2,369,000	(a)

Total Electrical Equipment				9,042,850

Machinery - 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	4,943,000	5,264,295	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	7,290,000	7,709,175	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,267,300
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	962,325	(a)

Total Machinery				15,203,095

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Marine - 0.7%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,672,000	$1,680,360	(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	4,650,000	4,777,875	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	1,332,000

Total Marine				7,790,235

Road & Rail - 1.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,565,600	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	6,640,000	6,623,400	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	700,000	698,250	(h)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	5,220,000	4,528,350	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	2,500,000	2,162,500	(a)

Total Road & Rail				15,578,100

Trading Companies & Distributors - 0.4%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	978,823	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,280,000	3,452,200

Total Trading Companies & Distributors				4,431,023

Transportation - 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,794,800	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	4,372,000	4,590,600	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	2,025,075	(a)(b)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	6,130,000	4,995,950	(a)

Total Transportation				14,406,425

TOTAL INDUSTRIALS				141,132,721

INFORMATION TECHNOLOGY - 3.4%
Electronic Equipment, Instruments & Components - 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	4,650,000	4,731,375

Internet Software & Services - 1.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	5,150,000	5,298,063	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,370,000	1,565,225
Bankrate Inc., Senior Notes	6.125%	8/15/18	5,215,000	5,156,331	(a)
Equinix Inc., Senior Notes	5.375%	1/1/22	2,670,000	2,783,475

Total Internet Software & Services				14,803,094

IT Services - 1.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,435,000	2,593,425	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	5,759,000	6,637,247
Interactive Data Corp., Senior Notes	5.875%	4/15/19	2,050,000	2,091,000	(a)

Total IT Services				11,321,672

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Semiconductors & Semiconductor Equipment - 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	2,160,000		$2,172,960	(a)

Software - 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	3,070,000		3,288,738	(a)

TOTAL INFORMATION TECHNOLOGY					36,317,839

MATERIALS - 8.7%
Chemicals - 2.1%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	1,830,000		1,875,750	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	5,600,000		5,005,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,760,000		1,654,400	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,114,298	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	730,975	(h)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	560,415	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	11,305,000		10,570,175	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	980,000		1,014,300	(a)

Total Chemicals					22,525,313

Construction Materials - 0.7%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	3,094,000		3,202,290	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000		1,789,938	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	10.500%	1/31/20	1,536,000		1,685,760

Total Construction Materials					6,677,988

Containers & Packaging - 2.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	2,912,324		3,123,467	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000		1,080,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	4,690,000		4,807,250	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		591,250	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,018,235		1,046,237	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	260,000		271,050	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.271%	12/15/19	1,110,000		1,098,900	(a)(f)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	4,040,000		4,181,400	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	2,970,000		3,029,400	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,165,000		3,275,775
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		481,750

Total Containers & Packaging					22,986,479

Metals & Mining - 2.8%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,900,000		3,748,875	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,920,000		2,482,000
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	3,750,000		3,874,219	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		150,750	(a)(d)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	20,380		0	(a)(c)(d)(i)
Novelis Inc., Senior Notes	8.375%	12/15/17	1,229,000		1,279,696
Novelis Inc., Senior Notes	8.750%	12/15/20	940,000		1,008,150
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,820,000		1,758,575	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	4,830,000		$4,923,943
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,000,000		1,046,250	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,180,000	EUR	1,390,151	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	2,500,000		2,671,875	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,910,000		1,747,650	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	4,080,000		3,937,200

Total Metals & Mining					30,019,334

Paper & Forest Products - 0.9%
Appvion Inc., Secured Notes	9.000%	6/1/20	4,000,000		2,640,000	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	3,630,000		3,893,175	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	3,600,000		3,168,000

Total Paper & Forest Products					9,701,175

TOTAL MATERIALS					91,910,289

TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.4%
CenturyLink Inc., Senior Notes	6.150%	9/15/19	1,500,000		1,631,250
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000		10,572
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	6,330,000		6,599,025
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	1,400,000		1,503,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	296,000		321,900
Level 3 Financing Inc., Senoir Notes	5.625%	2/1/23	2,980,000		3,065,675	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000		248,400	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Notes	10.125%	7/1/20	1,302,000		1,482,653

Total Diversified Telecommunication Services					14,862,725

Wireless Telecommunication Services - 2.0%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	4,230,000		4,378,050	(a)
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	4,400,000		4,653,000	(a)
Oi SA, Senior Notes	5.750%	2/10/22	1,910,000		1,618,725	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	170,000		154,275
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,075,000		4,646,763	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,000,000		1,017,500
Sprint Corp., Senior Notes	7.875%	9/15/23	4,370,000		4,397,313

Total Wireless Telecommunication Services					20,865,626

TOTAL TELECOMMUNICATION SERVICES					35,728,351

UTILITIES - 1.7%
Electric Utilities - 0.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000		2,335,575
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	3,088,906		3,289,685
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,615,000		2,837,275
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	351,280		351,280

Total Electric Utilities					8,813,815

Independent Power and Renewable Electricity Producers - 0.9%
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	880,000		858,000	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	419,045		445,236
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	5,173,503		5,739,355

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - (continued)
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	2,280,000	$2,382,600	(a)

Total Independent Power and Renewable Electricity Producers				9,425,191

TOTAL UTILITIES				18,239,006

TOTAL CORPORATE BONDS & NOTES (Cost - $898,072,767)				844,148,369

ASSET-BACKED SECURITIES - 6.9%
American Money Management CDO Corp., 2015-16A E	5.874%	4/14/27	3,150,000	2,929,500	(a)(f)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.556%	11/25/32	2,535,982	2,440,491	(f)
Ares CLO Ltd., 2014-32A C	4.445%	11/15/25	2,000,000	2,006,648	(a)(f)
Asset-Backed Funding Certificates, 2004-OPT5 M1	1.306%	3/25/34	5,325,409	4,759,451	(f)
Babson CLO Ltd., 2014-IA C	3.725%	7/20/25	2,000,000	1,935,436	(a)(f)
Carlyle Global Market Strategies, 2015-2A D	5.574%	4/27/27	1,000,000	934,800	(a)(f)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.758%	5/15/25	2,750,000	2,669,293	(a)(f)
Cent CLO 21 LP, 2014-21A C	3.756%	7/27/26	2,500,000	2,423,630	(a)(f)
Dryden Senior Loan Fund, 2013-26A E	4.775%	7/15/25	1,000,000	891,026	(a)(f)
GSAA Trust, 2006-5 2A3	0.451%	3/25/36	4,751,010	3,267,579	(f)
Home Equity Mortgage Trust, 2005-3 M3	1.261%	11/25/35	3,593,278	3,425,332	(f)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.331%	3/25/37	2,872,808	2,268,783	(f)
LCM Limited Partnership, 16A D	3.870%	7/15/26	2,000,000	1,951,823	(a)(f)
Lehman XS Trust, 2006-8 2A4A	0.434%	6/25/36	12,385,985	7,493,695	(f)
Madison Park Funding Ltd., 2014-12A C	3.375%	7/20/26	1,000,000	1,002,027	(a)(f)
OZLM Ltd., 2014-8A B	3.274%	10/17/26	2,000,000	1,991,612	(a)(f)
Pinnacle Park CLO Ltd., 2014-1A C	3.375%	4/15/26	1,000,000	1,001,590	(a)(f)
Pinnacle Park CLO Ltd., 2014-1A D	3.775%	4/15/26	2,250,000	2,193,058	(a)(f)
RAAC, 2007-RP3 A	0.561%	10/25/46	2,399,569	2,134,232	(a)(f)
RAAC, 2007-SP2 A3	0.831%	6/25/47	8,014,480	6,689,230	(f)
Residential Asset Mortgage Products Inc., 2005-RZ3 M2	0.681%	9/25/35	5,540,000	4,897,277	(f)
Residential Asset Securities Corp., 2004-KS8 MII1	1.021%	9/25/34	3,995,181	3,441,781	(f)
Sound Point CLO Ltd., 2014-1A C	3.025%	4/18/26	3,100,000	3,006,141	(a)(f)
Structured Asset Securities Corp., 2005-SC1 1A2	7.770%	5/25/31	3,417,725	3,023,648	(a)(f)
Treman Park CLO LLC, 2015-1A E	6.461%	4/20/27	2,750,000	2,660,075	(a)(f)
Voya CLO Ltd., 2015-1A D	5.875%	4/18/27	2,000,000	1,885,400	(a)(c)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $71,260,359)				73,323,558

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.4%
American Home Mortgage Assets, 2006-6 A1A	0.371%	12/25/46	5,291,241	3,738,749	(f)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	1,051,518	1,056,455	(a)
Connecticut Avenue Securities, 2013-C01 M2	5.431%	10/25/23	2,200,000	2,411,246	(f)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.331%	9/25/34	3,619,126	3,095,978	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.501%	3/19/45	3,570,866	2,098,705	(f)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	1.001%	11/19/44	1,487,507	1,291,785	(f)
IMPAC Secured Assets Corp., 2004-4 M3	1.081%	2/25/35	4,220,000	3,603,264	(f)
Luminent Mortgage Trust, 2006-6 A1	0.381%	10/25/46	2,723,395	2,341,741	(f)
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.246%	3/25/34	2,650,440	2,510,017	(a)(f)
Structured ARM Loan Trust, 2005-14 A1	0.491%	7/25/35	6,239,969	4,620,117	(f)
Structured ARM Loan Trust, 2005-19XS M1II	0.831%	10/25/35	13,621,601	5,519,765	(f)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.441%	12/25/35	4,535,997	$3,795,305	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $35,808,377)				36,083,127

CONVERTIBLE BONDS & NOTES - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost - $1,605,817)	9.500%	6/24/19	1,605,817	1,180,276	(a)(b)(d)

SENIOR LOANS - 6.7%
CONSUMER DISCRETIONARY - 1.0%
Hotels, Restaurants & Leisure - 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,703,400	(j)(k)

Leisure Products - 0.2%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,190,975	2,206,366	(j)(k)

Specialty Retail - 0.4%
CWGS Group LLC, Term Loan	5.750%	2/20/20	2,646,875	2,680,210	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	2,560,000	2,012,160	(j)(k)

Total Specialty Retail				4,692,370

Textiles, Apparel & Luxury Goods - 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	2,120,000	1,970,716	(j)(k)

TOTAL CONSUMER DISCRETIONARY				10,572,852

CONSUMER STAPLES - 0.8%
Food Products - 0.8%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	5,190,000	5,222,438	(j)(k)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	489,975	494,492	(j)(k)
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	3,150,000	2,961,000	(j)(k)

TOTAL CONSUMER STAPLES				8,677,930

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Murray Energy Corp., Term Loan B2	—	3/19/21	1,910,000	1,895,675	(l)
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	1,500,000	727,500	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	2,653,350	2,626,817	(j)(k)

TOTAL ENERGY				5,249,992

HEALTH CARE - 1.4%
Health Care Providers & Services - 1.4%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	1,770,000	1,768,894	(d)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	4,405,000	4,421,518	(j)(k)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	2,212,000	2,212,000	(c)(d)(l)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	6,637,000	6,637,000	(c)(d)(l)

TOTAL HEALTH CARE				15,039,412

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	2,000,000		$2,008,750	(j)(k)

Airlines - 0.3%
DAE Aviation Holdings Inc., Second Lien Term Loan	7.750%	8/5/19	3,000,000		3,028,125	(j)(k)

Commercial Services & Supplies - 0.2%
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,970,100		1,967,637	(j)(k)

Transportation - 0.3%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000		3,202,800	(j)(k)

TOTAL INDUSTRIALS					10,207,312

MATERIALS - 1.0%
Chemicals - 0.1%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,298,981		1,342,010	(j)(k)

Metals & Mining - 0.4%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	1,472,600		1,347,429	(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	3,378,924		3,060,508	(j)(k)

Total Metals & Mining					4,407,937

Paper & Forest Products - 0.5%
NewPage Corp., Term Loan	9.500%	2/11/21	5,650,513		5,173,751	(j)(k)

TOTAL MATERIALS					10,923,698

UTILITIES - 1.0%
Electric Utilities - 0.5%
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	2,984,167		3,010,278	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,600,000		2,574,000	(j)(k)

Total Electric Utilities					5,584,278

Independent Power and Renewable Electricity Producers - 0.5%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	4,847,850		4,937,235	(j)(k)

TOTAL UTILITIES					10,521,513

TOTAL SENIOR LOANS (Cost - $72,422,690)					71,192,709

SOVEREIGN BONDS - 0.3%
Mexico - 0.3%
United Mexican States, Bonds (Cost - $3,608,033)	6.500%	6/9/22	43,320,000	MXN	2,957,487

			SHARES
COMMON STOCKS - 1.8%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Ford Motor Co.			172,711		2,728,834
General Motors Co.			21,855		766,236

Total Automobiles					3,495,070

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY		SHARES	VALUE
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.		83,175	$0	*(c)(d)(i)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		7	192,933	*(d)

TOTAL CONSUMER DISCRETIONARY			3,688,003

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.		282,728,964	3,460,037	*(c)(d)

FINANCIALS - 0.8%
Banks - 0.8%
Citigroup Inc.		89,009	4,745,960
JPMorgan Chase & Co.		60,063	3,799,585

TOTAL FINANCIALS			8,545,545

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.		15,700	1,303,100	*(c)(d)

INDUSTRIALS - 0.2%
Marine - 0.2%
DeepOcean Group Holding AS		104,107	1,535,995	*(c)(d)
Horizon Lines Inc., Class A Shares		701,276	490,893	*(d)

TOTAL INDUSTRIALS			2,026,888

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.		4,234,989	451,036	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.		1,571	1	*(d)

TOTAL COMMON STOCKS (Cost - $19,023,525)			19,474,610

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp. (Cost - $1,816,250)	6.000%	19,400	873,388

PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Consumer Finance - 0.7%
GMAC Capital Trust I (Cost - $7,119,507)	8.125%	276,437	7,264,764	(f)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2015

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.0%
Jack Cooper Holdings Corp.		12/15/17	2,140	$21,421	*(a)
Jack Cooper Holdings Corp.		5/6/18	945	9,460	*(a)

TOTAL WARRANTS (Cost - $51,666)				30,881

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,110,788,991)				1,056,529,169

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
Deutsche Bank Securities Inc. repurchase agreement dated 4/30/15; Proceeds at maturity - $8,600,022; (Fully collateralized by U.S. government obligations, 3.500% due 2/15/18; Market value - $8,772,000) (Cost - $8,600,000)	0.090%	5/1/15	8,600,000	8,600,000

TOTAL INVESTMENTS - 100.3% (Cost - $1,119,388,991#)				1,065,129,169
Liabilities in Excess of Other Assets - (0.3)%				(2,754,455)

TOTAL NET ASSETS - 100.0%				$1,062,374,714

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of April 30, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of April 30, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
EUR	— Euro
MXN	— Mexican Peso

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$143,700,544	$3,147,479		$146,848,023
Industrials	—	135,583,075	5,549,646		141,132,721
Materials	—	91,910,289	0	*	91,910,289
Utilities	—	14,605,215	3,633,791		18,239,006
Other corporate bonds & notes	—	446,018,330	—		446,018,330
Asset-backed securities	—	71,438,158	1,885,400		73,323,558
Collateralized mortgage obligations	—	36,083,127	—		36,083,127
Convertible bonds & notes	—	1,180,276	—		1,180,276
Senior loans:
Consumer discretionary	—	8,869,452	1,703,400		10,572,852
Consumer staples	—	5,716,930	2,961,000		8,677,930
Energy	—	2,623,175	2,626,817		5,249,992
Health care	—	10,617,894	4,421,518		15,039,412
Industrials	—	5,036,875	5,170,437		10,207,312
Materials	—	9,576,269	1,347,429		10,923,698
Utilities	—	10,521,513	—		10,521,513
Sovereign bonds	—	2,957,487	—		2,957,487
Common stocks:
Consumer discretionary	$3,495,070	192,933	0	*	3,688,003
Energy	—	—	3,460,037		3,460,037
Health care	—	—	1,303,100		1,303,100
Industrials	490,893	—	1,535,995		2,026,888
Materials	—	451,036	—		451,036
Other common stocks	8,545,546	—	—		8,545,546
Convertible preferred stocks	—	873,388	—		873,388
Preferred stocks	7,264,764	—	—		7,264,764
Warrants	—	30,881	—		30,881

Total long-term investments	$19,796,273	$997,986,847	$38,746,049		$1,056,529,169

Short-term investments†	—	8,600,000	—		8,600,000

Total investments	$19,796,273	$1,006,586,847	$38,746,049		$1,065,129,169

Other financial instruments:
Forward foreign currency contracts	—	$83,260	—		$83,260

Total	$19,796,273	$1,006,670,107	$38,746,049		$1,065,212,429

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$1,148,039	—	—		$1,148,039
Forward foreign currency contracts	—	$64,954	—		64,954
Centrally cleared credit default swaps on credit indices - buy protection	—	319,622	—		319,622

Total	$1,148,039	$384,576	—		$1,532,615

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2015, securities valued at $451,036 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

							CONVERTIBLE BONDS & NOTES
	CORPORATE BONDS & NOTES

INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	MATERIALS		UTILITIES	ASSET-BACKED SECURITIES		TOTAL
Balance as of July 31, 2014	$3,832,537	—	—		$0 *	$8,875,950	$1,533,000	$14,241,487
Accrued premiums/discounts	19,426	—	—		—	22,110	—	41,536
Realized gain (loss)[1]	22	—	—		(567,464)	(662,472)	—	(1,229,914)
Change in unrealized appreciation (depreciation)[2]	(155,377)	—	—		573,384	601,399	(425,541)	593,865
Purchases	198,251	—	$0	*	—	1,885,412	72,817	2,156,480
Sales	(747,380)	—	—		(5,920)	(4,232,270)	—	(4,985,570)
Transfers into Level 3[3]	—	$5,549,646	—		3,633,791	—	—	9,183,437
Transfers out of Level 3[4]	—	—	—		—	(4,604,729)	(1,180,276)	(5,785,005)

Balance as of April 30, 2015	$3,147,479	$5,549,646	$0	*	$3,633,791	$1,885,400	—	$14,216,316

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[2]	$(147,372)	—	—		—	$(767)	—	$(148,139)

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS	TOTAL
Balance as of July 31, 2014	—	—	—	—	—	—	—
Accrued premiums/discounts	—	$3,998	$2,955	—	—	$2,280	$9,233
Realized gain (loss)[1]	—	—	163	—	—	142	305
Change in unrealized appreciation (depreciation)[2]	—	(129,998)	36,849	—	—	(97,993)	(191,142)
Purchases	—	3,087,000	2,593,500	—	—	1,450,400	7,130,900
Sales	—	—	(6,650)	—	—	(7,400)	(14,050)
Transfers into Level 3[3]	$1,703,400	—	—	$4,421,518	$5,170,437	—	11,295,355
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of April 30, 2015	$1,703,400	$2,961,000	$2,626,817	$4,421,518	$5,170,437	$1,347,429	$18,230,601

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[2]	—	$(129,998)	$36,849	—	—	$(97,993)	$(191,142)

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	TOTAL
Balance as of July 31, 2014	$166,350	$2,200,762	$753,600	$3,235,750	$6,356,462
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	26,583	1,259,275	549,500	(1,699,755)	135,603
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[4]	(192,933)	—	—	—	(192,933)

Balance as of April 30, 2015	$0 *	$3,460,037	$1,303,100	$1,535,995	$6,299,132

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[2]	$(166,350)	$1,259,275	$549,500	$(1,699,755)	$(57,330)

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,582,718
Gross unrealized depreciation	(72,842,540)

Net unrealized depreciation	$(54,259,822)

At April 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	964	6/15	$122,605,461	$123,753,500	$(1,148,039)

At April 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,166,458	USD	2,449,673	Bank of America N.A.	5/13/15	$(16,817)
USD	2,720,200	AUD	3,500,000	Citibank N.A.	5/13/15	(48,137)
EUR	901,000	USD	968,763	Royal Bank of Scotland PLC	5/13/15	43,027
USD	1,961,772	EUR	1,711,130	Royal Bank of Scotland PLC	5/13/15	40,233

Total						$18,306

Abbreviations used in this table:

AUD	— Australian Dollar
EUR	— Euro
USD	— United States Dollar

At April 30, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Global Markets (Markit CDX.NA.HY.23 Index)	$21,070,000	12/20/19	5.000% quarterly	$(1,716,099)	$(1,445,775)	$(270,324)
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.23 Index)	7,134,400	12/20/19	5.000% quarterly	(581,079)	(548,047)	(33,032)
Goldman Sachs (Markit CDX.NA.HY.23 Index)	3,336,900	12/20/19	5.000% quarterly	(271,782)	(255,516)	(16,266)

Total	$31,541,300			$(2,568,960)	$(2,249,338)	$(319,622)

Notes to Schedule of Investments (unaudited) (continued)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 19, 2015

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 19, 2015